Advancing the frontiers of brain health

Certain matters discussed in this presentation are “forward-looking statements”. The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the commercial success of the Company’s SUNOSI®, AUVELITY®, and SYMBRAVO® products and the success of the Company’s efforts to obtain any additional indication(s) with respect to solriamfetol and/or AXS-05; the Company’s ability to maintain and expand payer coverage; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund the Company’s disclosed clinical trials, which assumes no material changes to the Company’s currently projected revenues or expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of the Company’s ongoing clinical trials, and/or data readouts, and the number or type of studies or nature of results necessary to support the filing of a new drug application (“NDA”) for any of the Company’s current product candidates; The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. This presentation contains statements regarding the Company’s observations based upon the reported clinical data. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. Axsome, AUVELITY, SUNOSI, SYMBRAVO, and MoSEIC are trademarks or registered trademarks of Axsome Therapeutics, Inc. or its affiliates. Except as with respect to AUVELITY and SUNOSI for their approved indications, the development products referenced herein have not been approved by the FDA. the Company’s ability to fund additional clinical trials to continue the advancement of the Company’s product candidates; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, the Company’s product candidates, including statements regarding the timing of any NDA submission; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the Company’s ability to successfully resolve any intellectual property litigation, and even if such disputes are settled, whether the applicable federal agencies will approve of such settlements; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s license agreements; the acceptance by the market of the Company’s products and product candidates, if approved; the Company’s anticipated capital requirements, including the amount of capital required for the commercialization of SUNOSI, AUVELITY, and SYMBRAVO and for the Company’s commercial launch of its other product candidates, if approved, and the potential impact on the Company’s anticipated cash runway; the Company’s ability to convert sales to recognized revenue and maintain a favorable gross to net sales; unforeseen circumstances or other disruptions to normal business operations arising from or related to domestic political climate, geo-political conflicts or a global pandemic and other factors, including general economic conditions and regulatory developments, not within the Company’s control. Forward looking statements & safe harbor 2

We develop medicines through novel therapeutic approaches to improve the lives of people with serious brain disorders Our mission

BROAD PIPELINE Positioned for significant and durable growth 3 marketed products MDD Migraine AD agitation EDS in OSA or narcolepsy 6 novel product candidates Singular CNS portfolio Psychiatry & Neurology 10 pipeline indications COMMERCIAL Portfolio Psychiatry Neurology Smoking cessation ADHD Binge eating disorder MDD with EDS symptoms Schizophrenia Narcolepsy Fibromyalgia Shift work disorder Epilepsy $8B+ peak sales potential $300M-$500M peak sales potential $500M-$1B peak sales potential

3Q 2026 results

COMMERCIAL GROWTH

Net product revenue

$259.7M

(+52% YoY)

>$1 billion annualized revenue run rate

Accelerating prescription growth for Alzheimer's disease agitation, building on continued momentum in MDD

PIPELINE PROGRESS

AXS-12 NDA under FDA review for cataplexy in narcolepsy

Initiated SUMMIT Phase 3 trial of AXS-05 in smoking cessation

ENGAGE Phase 3 trial of solriamfetol in binge eating disorder target enrollment reached

7 ongoing Phase 3 trials targeting large and underserved CNS conditions

UPCOMING MILESTONES*

AXS-12 PDUFA target action (May 1, 2027)

ENGAGE Phase 3 topline results (1Q 2027)

FOCUS-2 and FOCUS-3 Phase 3 topline results (2H 2027)

SUMMIT Phase 3 topline results (2H 2027)

SUSTAIN Phase 3 topline results (2H 2027)

AXS-20 Phase 3 initiation (1H 2027)

AXS-17 Phase 1b initiation (1H 2027)

*AXS-12: cataplexy in narcolepsy, ENGAGE: solriamfetol in binge eating disorder, FOCUS-2/3: solriamfetol in children and adolescents with ADHD, SUMMIT: AXS-05 in smoking cessation, SUSTAIN: solriamfetol in shift work disorder, AXS-20: schizophrenia, AXS-17: epilepsy

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Industry-leading neuroscience pipeline with deep stratification

			Phase 1	Phase 2	Phase 3	NDA
AXS-05 (dextromethorphan-bupropion)	NMDA antagonist and sigma-1 agonist	Smoking cessation				
Solriamfetol	DNRI and TAAR1 agonist	ADHD				
		Binge eating disorder				
		MDD with EDS symptoms				
		Shift work disorder				
AXS-12 (reboxetine)	Highly selective NRI and dopamine modulator	Narcolepsy				
AXS-14 (esreboxetine)	Highly selective NRI and dopamine modulator	Fibromyalgia				
AXS-17	$GABA_A$ α2,3 subtype-selective PAM	Epilepsy				
AXS-20 (balipodect)	Selective PDE10A inhibitor	Schizophrenia				

NMDA = N-methyl-D-aspartate; CYP2D6 = Cytochrome P450 Family 2 Subfamily D Member 6; DNRI = Dopamine-norepinephrine reuptake inhibitor; TAAR1 = Trace amine-associated receptor 1; 5-HT = 5-Hydroxytryptamine; NRI = Norepinephrine reuptake inhibitor; GABA = gamma-aminobutyric acid;
Please see full Prescribing Information for AUVELITY, SUNOSI, and SYMBRAVO at www.AUVELITY.com, www.SUNOSI.com, and www.SYMBRAVO.com, respectively.

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Advancing new frontiers across 10 serious CNS conditions


Psychiatry

Smoking cessation	34M+	adults in the U.S. smoke cigarettes[1]	~70%	of smokers say they want to quit[2]
ADHD	22M+	people in the U.S. live with ADHD[3]	>90%	of childhood ADHD persists into adulthood[4]
Binge eating disorder	7M+	people impacted in the U.S.[5]	1	FDA-approved treatment
MDD with EDS symptoms	~50%	of MDD patients have concomitant EDS[6]	0	FDA-approved treatments
Schizophrenia	~3.7M	people in the U.S. have schizophrenia and related psychotic disorders[7]		

Narcolepsy	185K	people in the U.S. are affected by narcolepsy[8]	~70%	of patients suffer from cataplexy[9]
Fibromyalgia	17M+	people in the U.S. have fibromyalgia[10]	>50%	of patients discontinue treatment in the first year[11]
Shift work disorder	15M+	working Americans may be impacted[12-14]	0	new medications approved since 2007
Epilepsy	~3.4M	people in the U.S. live with epilepsy[15]	>1/3	of patients don't respond to treatment[16]


Neurology

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1. U.S. Department of Health and Human Services 2020; 2. Hughes JR, et al. 2004; 3. Facts About ADHD in Adults. CDC 2024; 4. Sibley MH, et al. 2022; 5. Hudson JI, et al. 2007; 6. Hein M, et al. 2019; 7. Ringeisen H, et al. 2023; 8. Narcolepsy Network 2024; 9. Swick TJ. 2015; 10. Vincent, et al. 2013; 11. Liu Y, et al. 2016; 12. Sateia MJ. 2014; 13. Alterman T, et al. 2013; 14. Wickwire EM. 2017; 15. Epilepsy CDC 2025; 16. Chen Z, et al. 2018;

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Singular CNS portfolio with >$18B in annual peak sales potential $8B+ $0.5-$1B AXS-17 Epilepsy AXS-20 Schizophrenia Psychiatry Neurology Solriamfetol Shift work disorder $0.3-$0.5B AXS-12 Narcolepsy $0.5-$1B $0.5-$1B AXS-14 Fibromyalgia $0.3-$0.5B Solriamfetol ADHD $1-$3B $0.5-$1B AXS-05 Smoking cessation Solriamfetol Binge eating disorder $0.5-$1B Solriamfetol MDD with EDS $1-$1.5B

Financial highlights

3Q 2026 financial performance 3Q = three months ended September 30; *Includes royalty revenue associated with sales in out-licensed territories and milestone revenue Net product revenue $259.7 $171.0 52% AUVELITY $207.6 $136.1 53% SUNOSI* $48.2 $32.8 47% SYMBRAVO $3.9 $2.1 88% R&D expense $50.6 $40.2 26% SG&A expense $203.1 $150.2 35% 3Q 2026 3Q 2025 % Change $ millions

AUVELITY® quarterly net revenue performance AUVELITY 3Q 2026 net product revenue of $207.6M (53% YoY growth) +53%

SUNOSI 3Q 2026 net product revenue of $48.2M (47% YoY growth) SUNOSI® quarterly net revenue performance +47%

Runway to reach cash flow positivity, based on the current operating plan Financial snapshot Cash balance: (as of September 30, 2026) $313.9M Debt (face value): (as of September 30, 2026) $190M Market cap: (as of October 30, 2026) $7.6B Shares outstanding: (as of September 30, 2026) 52.6M Options, RSUs, and Others outstanding*: 7.8M *Includes 5.6M stock options, 2.0M RSUs, and 0.2M others as of September 30, 2026

Commercial update

Robust commercial portfolio positioned for significant further growth *In approved indications only PEAK SALES POTENTIAL* Accelerating new-to-brand prescription growth Broadening prescriber base and deepening utilization Strong market access Durable demand and high patient satisfaction Multiple label expansion opportunities to expand addressable market Expanding prescriber adoption Broader payer coverage and improving access $8B+ $0.3B-$0.5B $0.5B-$1B HIGHLIGHTS / GROWTH DRIVERS ~$9.5B total commercial opportunity across approved medicines

First and only oral NMDA antagonist and sigma-1 agonist for MDD and Alzheimer’s disease agitation1,2 NMDA = N-methyl-D-aspartate; MDD = Major depressive disorder 1. AUVELITY [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Thomas D, Wessel C. BIO 2017; 3. Iosifescu DV, et al. 2022 16 MAJOR DEPRESSIVE DISORDER Only oral antidepressant with rapid-acting efficacy reflected in FDA label1 Rapid symptom improvement starting at week 1 and remission as early as week 2, sustained at week 61,3 Only approved treatment demonstrating substantial symptom improvement and statistically significantly longer time to relapse1 Distinct safety/tolerability profile with no new boxed warning; most common adverse reactions were dizziness and dyspepsia1 Alzheimer’s disease agitation

Continued momentum reflects underlying MDD growth and early impact from the sales force expansion

Auvelity®
(dextromethorphan HBr and bupropion HCl)
extended-release tablets 45mg/105mg

GROWING PRESCRIBER BASE

~77,000	+19%
Unique writers LTD	QoQ growth in newly activated writers

ACCELERATING NEW PATIENT STARTS

+21%	>400,000	~302,000
QoQ NBRx growth	Patients treated LTD	TRx in 3Q 2026

STRONG MARKET ACCESS

~89%	~82%	~100%
Total covered lives	Commercial covered lives	Medicare and Medicaid covered lives


Total prescriptions (TRx) quarterly
320,000
280,000
240,000
200,000
160,000
120,000
80,000
40,000
0
2022-Q4
2023-Q1
2023-Q2
2023-Q3
2023-Q4
2024-Q1
2024-Q2
2024-Q3
2024-Q4
2025-Q1
2025-Q2
2025-Q3
2025-Q4
2026-Q1
2026-Q2
2026-Q3

Source: Symphony METYS

LTD = launch to date

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AUVELITY was approved by the FDA for the treatment of agitation associated with dementia due to Alzheimer’s disease on April 30, 2026 Acceleration in prescription trends among patients aged 65+ following ADA label expansion, alongside continued growth for under 65 FDA approval FDA approval

Continued NBRx acceleration to drive compounding TRx growth FDA approval FDA approval AUVELITY was approved by the FDA for the treatment of agitation associated with dementia due to Alzheimer’s disease on April 30, 2026

First and only dopamine and norepinephrine reuptake inhibitor for EDS associated with narcolepsy or OSA1 First and only wakefulness promoting agent proven to improve wakefulness through 9 hours1 Improvements in cognitive functioning vs. placebo demonstrated in clinical trials 90% of patients reported feeling better with SUNOSI 150 mg2 EDS = Excessive daytime sleepiness; OSA = Obstructive sleep apnea 1. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Schweitzer PK, et al. 2019

Steady demand continues to drive durable growth

SUNOSI (solriamfetol) CIV

EXPANDING PRESCRIBER REACH

>17,500
Unique writers LTD

STEADY DEMAND GROWTH

~114,000
Patients treated LTD

~64,400
TRx in 3Q 2026

BROAD PAYER COVERAGE

~82%
Total covered lives

~97%
Commercial covered lives

~59%
Medicare and Medicaid covered lives



Normalized total prescriptions (nTRx) quarterly
70,000
65,000
60,000
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
3Q19
1Q20
3Q20
1Q21
3Q21
1Q22
3Q22
1Q23
3Q23
1Q24
3Q24
1Q25
3Q25
1Q26
3Q26

Source: Symphony METYS. nTRx normalizes number of pills in each TRx for 30-day period.

LTD = launch to date

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Novel, oral, rapidly absorbed, multi-mechanistic approach for the acute treatment of migraine1 Single, oral dose provided rapid migraine pain freedom and return to normal functioning within 2 hours1 Harnesses Axsome’s MoSEIC™ rapid absorption technology to target multiple pathways underlying a migraine attack Superior efficacy demonstrated across a broad range of migraine severity (mild, moderate, severe)1 MoSEIC = Molecular Solubility Enhanced Inclusion Complex; 1. SYMBRAVO [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY

Expanding prescriber and patient adoption

SYMBRAVO®
(meloxicam and rizatriptan)
20 mg/10 mg tablets

PRESCRIBER GROWTH

~5,750
Unique writers LTD

PATIENT GROWTH

~24,900
Patients treated LTD

>25,000
TRx in 3Q 2026

MARKET ACCESS

~57%
Total covered lives

~56%
Commercial covered lives

~57%
Medicare and Medicaid covered lives



Total prescriptions (TRx) quarterly
30,000
25,000
20,000
15,000
10,000
5,000
0
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

Source: Symphony METYS

LTD = launch to date

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Development pipeline

70% of smokers want to quit2 Only 3-5% of smokers who attempt to quit without assistance are successful for 6-12 months2 Smoking cessation 1. U.S. Department of Health and Human Services 2020; 2. Hughes JR, et al. 2004 Single largest cause of preventable disease and death in the U.S., accounting for nearly 1 in 5 deaths1 Associated with over $300 billion in annual costs in the U.S.1 ~34M adults in the U.S. smoke cigarettes, ~50% of whom live with a smoking-related disease1

Evaluating AXS-05 as a treatment for smoking cessation Key eligibility criteria 18-65 years of age Primary endpoint Change from baseline in smoking abstinence SUMMIT Phase 3 trial 26 AXS-05 Bupropion Placebo 1:1:1 R Screening Double-blind phase (12 weeks) Follow-up Baseline Topline results anticipated 2H 2027

Solriamfetol was initially developed as a dopamine and norepinephrine reuptake inhibitor (DNRI) with wake-promoting effects Preclinical and clinical evidence1,2 suggests TAAR1 plays a role in neuropsychiatric conditions related to the dysregulation of monoaminergic transmission Multimodal activity of solriamfetol selectively inhibits the reuptake of dopamine and norepinephrine and exhibits agonist activity at TAAR1 receptors in the brain Solriamfetol: Unique pharmacology supports potential utility in a broad range of CNS conditions 1. Raony I, et al. 2022; 2. Halff EF, et al. 2023; TAAR1 = Trace amine-associated receptor 1

Solriamfetol Phase 3 development programs

Approved in EDS associated with OSA and narcolepsy

ADHD

- ✓ Positive FOCUS Phase 3 trial in adults with ADHD (N=516)
- Topline data from FOCUS-2 and FOCUS-3 Phase 3 trials in children and adolescents with ADHD anticipated in 2H 2027

MDD with EDS

- Ongoing CLARITY Phase 3 trial in MDD with EDS symptoms

BED

- Topline data from ENGAGE Phase 3 trial in adults with binge eating disorder anticipated in 1Q 2027

SWD

- Ongoing SUSTAIN Phase 3 trial in adults with shift work disorder (N=450)
- Topline data anticipated in 2H 2027

Evaluating solriamfetol across four additional indications

ADHD = Attention deficit hyperactivity disorder; MDD = Major depressive disorder; BED = Binge eating disorder; SWD = Shift work disorder

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Solriamfetol has the potential to treat a broad range of psychiatric and neurological conditions

Approved indication

- Excessive daytime sleepiness (EDS) in OSA and narcolepsy

Potential label expansion programs

- ADHD: ~22M patients
- Binge eating disorder: ~7M patients
- Major depressive disorder with EDS symptoms: ~10.5M patients
- Shift work disorder: ~15M patients

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Attention-deficit/hyperactivity disorder (ADHD)



Characterized by a persistent pattern of inattention and/or hyperactive-impulsive behaviors[3]

Chronic neurobiological and developmental disorder affecting an estimated ~22M people in the U.S.[1], including ~7M children aged 3-17 years[2]

Associated with significant impairment in social, academic, and occupational functioning and development[3]

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1. Facts About ADHD in Adults. CDC 2024; 2. Data and Statistics on ADHD. CDC 2024; 3. Attention-Deficit/Hyperactivity Disorder. NIMH 2024

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Significant improvements in overall ADHD severity vs. placebo (CGI-S, p=0.017)c AISRS total score LSM change (±SE) FOCUS Phase 3 Triala AISRS = Adult ADHD Investigator Symptom Rating Scale; LSM = least-squares mean; SE = standard error; SR = sustained release; CGI-S = Clinical Global Impression–Severity scale a. p-values shown for solriamfetol 150 mg are nominal; b. Clinical response defined as ≥30% reduction in AISRS; c. solriamfetol 150 mg; Axsome Therapeutics, Inc. Data on file. 17.7-point reduction in the AISRS total score at Week 6 with solriamfetol vs. 14.3-point reduction with placebo (p=0.039)b Significantly greater percentage of patients receiving solriamfetol achieved a clinical responseb vs. placebo (p=0.024)c Well tolerated with a side effect profile consistent with the established safety profile of solriamfetol Statistically significant improvements in ADHD symptoms with solriamfetol treatment Primary endpoint: Change from baseline in AISRS total score at Week 6 Solriamfetol 300 mg Solriamfetol 150 mg Placebo p=0.036 p=0.041 p=0.039

Solriamfetol Phase 3 program in pediatric ADHD Key eligibility criteria 6 to <12 years of age with diagnosis of ADHD (DSM-5) Primary endpoint Change from baseline in ADHD-RS-5 total score Key eligibility criteria 12 to <18 years of age with diagnosis of ADHD (DSM-5) Primary endpoint Change from baseline in ADHD-RS-5 total score Solriamfetol (dose 1) Solriamfetol (dose 2) Placebo 1:1:1 R Screening (5 weeks) Double-blind phase (6 weeks) Follow-up (1 week) Baseline FOCUS-3 Phase 3 trial N=468 Solriamfetol (dose 1) Solriamfetol (dose 2) Placebo 1:1:1 R Screening (5 weeks) Double-blind phase (6 weeks) Follow-up (1 week) Baseline FOCUS-2 Phase 3 trial N=468 Topline results anticipated 2H 2027 32 ADHD-RS-5 = ADHD Rating Scale

Binge eating disorder 1. Hudson JI, et al. 2007; 2. Swanson SA, et al. 2011; 3. Kessler RM, et al. 2016; 4. McElroy SL, et al. 2020 >7 million people in the U.S. have BED1 BED is 1.75x more common in women than in men1 BED is thought to involve issues with food reward processing, impulse control, cognitive control, and appetite regulation1,3 Unmet medical need associated with a 2- to 3-fold increased risk of psychiatric and medical comorbidities4 Binge eating disorder (BED) is the most common eating disorder, affecting 2.8% of adults and 1.6% of adolescents in the U.S.1,2

Solriamfetol for the treatment of binge eating disorder

Solriamfetol inhibits the reuptake of dopamine and norepinephrine, neurotransmitters implicated in the pathophysiology of binge eating disorder[1-3]

Preclinical and clinical data support potential effects of solriamfetol on appetite, food consumption, and weight[4,5]

Topline results anticipated 1Q 2027

ENGAGE Phase 3 trial



Screening (4 weeks)
Baseline
Double-blind phase (12 weeks)
Follow-up (1 week)
1:1:1 R
N=450
Solriamfetol (150 mg)
Solriamfetol (300 mg)
Placebo

Key eligibility criteria

- 18-55 years of age with diagnosis of BED (DSM-5)

Primary endpoint

- Change from baseline in days with binge eating episodes

1. Giel KE, et al. 2022; 2. Bello NT, Hajnal A. 2010; 3. Pruccoli J, et al. 2021; 4. Malhotra A, et al. 2022; 5. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc. New York, NY.

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Shift work has long been associated with multiple serious health complaints and a 23% greater risk of sustaining a work-related injury4-5 No new medications approved since 2007 and considerable residual sleepiness reported when medication is used6 ~15 million U.S. workers may suffer from SWD 10-43% have SWD1,3 Approximately 1 in 3 U.S. workers works an alternate shift2 Shift work disorder (SWD) is a combination of excessive sleepiness during wakefulness and persistent insomnia during daytime sleep when working outside a 7 a.m. to 6 p.m. workday1 Shift work disorder 1. Sateia MJ. 2014; 2. Alterman T, et al. 2013; 3. Wickwire EM. 2017; 4. Smith L, et al. 1994; 5. Akerstedt T, Wright KP. 2009; 6. Czeisler CA, et al. 2005 35

Solriamfetol for the treatment of shift work disorder Key eligibility criteria 18-65 years of age with diagnosis of SWD (ICSD-2 or ICSD-3) Primary endpoint Change from baseline in MWT Placebo Solriamfetol (150 mg) Screening (1-4 weeks) Double-blind phase (up to 12 weeks) Baseline 1:1 R N=450 Follow-up (1 week) SUSTAIN Phase 3 trial Topline results anticipated 2H 2027 MWT = Maintenance of Wakefulness Test 36

MDD with excessive daytime sleepiness (EDS) symptoms

Major depressive disorder (MDD) is one of the most common mental disorders in the U.S., impacting ~21M adults each year[2,3]

MDD patients with EDS have difficulty maintaining wakefulness, resulting in impaired daily functioning and increased safety risks

Approximately 50% of patients with MDD also experience excessive daytime sleepiness (EDS)[4], for which there are no approved treatments

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1. Rush AJ, et al. 2006; 2. Major Depression. NIMH 2023; 3. Hasin DS, et al. 2018; 4. Hein M, et al. 2019

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Placebo Solriamfetol (150 mg) Solriamfetol for the treatment of MDD with EDS symptoms Key eligibility criteria 18-65 years of age with diagnosis of MDD (DSM-5 criteria) Symptoms of excessive daytime sleepiness Double-blind phase Primary endpoint Time from randomization to relapse of depressive symptoms Solriamfetol (150 mg) CLARITY Phase 3 trial Open-label period Baseline 1:1 randomization (Patients achieving treatment response) 38 1:1 R Enrollment completion anticipated 1H 2027

AXS-12 (reboxetine)

Novel pharmacological approach for the treatment of narcolepsy

Norepinephrine and dopamine play important roles in sleep-wake regulation (both) and in maintaining muscle tone during wakefulness (norepinephrine)[1-3]

The loss of orexin input inhibits the production of these neurotransmitters[1,2]

- Decreased norepinephrine signaling is thought to contribute to cataplexy, EDS, and cognitive impairment[1,4-7]
- Decreased dopamine signaling is thought to contribute to EDS and cognitive impairment[1,4]

AXS-12 inhibits the reuptake of both neurotransmitters, improving both norepinephrine and cortical dopamine signaling in the brain



Reduced wakefulness:
Excessive Daytime Sleepiness
Cortex
Loss of orexin (hypocretin) neurons dysregulates NE/DA-associated arousal
Hypothalamus
Amygdala
Locus coeruleus (norepinephrine)
Spinal cord
Reduced muscle tone:
Cataplexy
Neuron Projections
Norepinephrine (NE)
Orexin (hypocretin)
Dopamine (DA)
GABAergic inhibition

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1. Szabo ST, et al. 2019; 2. Krahn LE, Zee PC, Thorpy MJ. 2022; 3. Scammell TE. 2015; 4. Stahl SM, Grady MM. 2003; 5. Burgess CR, Peever JH. 2013; 6. Wu MF, et al. 1999; 7. Bruinstroop E, et al. 2012

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Narcolepsy 1. Narcolepsy Network 2024; 2. Sateia MJ. 2014; 3. Narcolepsy. NINDS 2024; 4. España RA, Scammell TE. 2011; 5. Swick TJ. 2015 Rare and debilitating neurological condition that affects approximately 185,000 people in the U.S.1 Characterized by cataplexy, excessive daytime sleepiness (EDS), hypnagogic hallucinations, sleep paralysis, and disrupted nocturnal sleep2-4 Up to 70% of patients suffer from cataplexy, or the sudden reduction or loss of muscle tone while awake5

Rate ratio* p=0.007 p=0.006 p=0.031 p=0.031 p=0.018 p<0.001 p=0.002 *Ratio of change in the AXS-12 group divided by the ratio of change in the placebo group (rate ratio of 1 = no difference) CONCERT SYMPHONY Rapid and robust reductions in cataplexy with AXS-12 treatment PDUFA target action date: May 1, 2027

Adapted from Siracusa, R. et al. 2021 Fibromyalgia pain is thought to be partially caused by dysregulated signaling in the descending analgesic system Norepinephrine, one of the key neurotransmitters in this pathway, has predominantly pain-inhibitory effects AXS-14 is a potent and selective enantiomer of racemic reboxetine that inhibits the reuptake of norepinephrine, resulting in increased norepinephrine activity and decreased pain signaling AXS-14 (esreboxetine) Novel pharmacological approach for the management of fibromyalgia

Fibromyalgia 1. Vincent, et al. 2013; 2. Choy E, et al. 2010; 3. Arnold LM, et al. 2008; 4. Bair MJ, Krebs EE. 2020; 5. Clauw DJ. 2024 Chronic and debilitating neurological pain syndrome resulting from a dysfunction in central pain processing2,3 Characterized by widespread musculoskeletal pain, fatigue, disturbed sleep, mood disturbances, cognitive impairment, and hypersensitivity to sensory stimuli4,5 An estimated ~17 million people in the U.S. are impacted by fibromyalgia1 Associated with substantial physical disability and reduced emotional and social well-being, financial burden, and reduced quality of life2,3

Rapid and robust improvements in fibromyalgia symptoms with AXS-14 treatment Efficacy and safety of AXS-14 compared to placebo evaluated in >1,000 individuals with fibromyalgia across Phase 2 and Phase 3 clinical trials for up to 14 weeks Rapid and significant reductions in pain scores, improvements in patient-reported global functioning, fatigue, and overall symptom severity Baseline * * *** * ** *** *** ** *** *** **** **** **** *** *** **** Baseline * ** *** *** *** ** *** *** ** **** Baseline * * Pain reductiona Phase 3 efficacy results (N=1,122) a. p-values are defined as: *p<0.05, **p<0.01, ***p<0.001, ****p<0.0001

AXS-14 for the management of fibromyalgia Key eligibility criteria ≥18 years of age with diagnosis of fibromyalgia Primary endpoint Time from randomization to loss of therapeutic response FORWARD Phase 3 trial Placebo AXS-14 (8 mg) Open-label period (12 weeks) Double-blind phase (up to 12 weeks) Baseline 1:1 R AXS-14 (8 mg) 1:1 randomization (Patients achieving treatment response) 45 Enrollment completion anticipated 3Q 2027

Epilepsy is a chronic and debilitating neurological disorder affecting ~3.4M people in the U.S.1 1. Epilepsy. CDC 2025; 2. Chen Z, et al. 2018 Despite currently available treatment options, >1/3 of patients do not respond to treatment2 AXS-17 was safe and well tolerated in clinical studies in >700 patients to date and demonstrated compelling anti-convulsant activity in preclinical seizure models Phase 1B initiation in epilepsy anticipated 1H 2027 AXS-17 Novel oral GABAA receptor α2,3 subtype-selective positive allosteric modulator (PAM) for epilepsy

~3.7M people in the U.S. have schizophrenia and related psychotic disorders1 1. Ringeisen H, et al. 2023 Completed proof-of-concept Phase 2 trial in patients with schizophrenia AXS-20 demonstrated a favorable safety and tolerability profile in clinical studies in >360 individuals to date Phase 3 initiation in schizophrenia anticipated 1H 2027 AXS-20 Potential first-in-class selective PDE10A inhibitor for neuropsychiatric conditions

Strong intellectual property portfolio AUVELITY AXS-12 SUNOSI AXS-14 SYMBRAVO Protected by a robust patent estate extending to at least 2043, multiple pending Proprietary drug product formulation and methods of treatment Protected by a robust patent estate extending to at least 2042, multiple pending Proprietary drug substance, drug product formulation, and methods of treatment Protected by a robust patent estate extending to at least 2045, multiple pending Proprietary MoSEICTM formulation, drug product formulation, and methods of treatment Orphan Drug Designation Claims extending to at least 2039; 10 issued U.S. patents and 7 issued O.U.S. patents, multiple pending Proprietary drug substance, drug product formulation, and methods of treatment Claims extending to at least 2045; 1 issued U.S. patent, multiple pending Proprietary drug substance, drug product formulation, and methods of treatment

Leadership team

Management

Herriot Tabuteau, MD
FOUNDER & CEO
Goldman Sachs
Bank of America

Nick Pizzie, CPA, MBA
CHIEF FINANCIAL OFFICER
Pierre Fabre – Merck
Pfizer – Immucor

Mark Jacobson, MA
CHIEF OPERATING OFFICER
Stemline

Hunter Murdock, JD
GENERAL COUNSEL
Aurobindo – Sun Pharma
Kirkland & Ellis LLP

Ari Maizel
CHIEF COMMERCIAL OFFICER
AbbVie – Allergan
Johnson & Johnson

Board of Directors

Roger Jeffs, PhD
CEO, LIQUIDIA CORPORATION
Former President, Co-CEO, Director United Therapeutics Corp.
Prior positions at Amgen and Burroughs Wellcome

Mark Saad
CEO, NULIDS, LLC
Former COO of the Global Healthcare Group at UBS

Susan Mahony, PhD
Former SVP of Eli Lilly and President Lilly Oncology
Prior positions at BMS, Amgen and Schering-Plough

Mark Coleman, MD
Medical Director, National Spine and Pain Centers
Diplomat of the American Board of Anesthesiology

Herriot Tabuteau, MD
CHAIRMAN



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Thank you. We develop medicines through novel therapeutic approaches to improve the lives of people with serious brain disorders